Federated International Bond Fund
Class A Shares, Class B Shares, Class C Shares
(A Portfolio of Federated International Series, Inc.)
Supplement to the prospectus dated January 31, 2002
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On page 20 of your  prospectus,  under the section  entitled,  "Who  Manages the
Fund," please add the following paragraph directly after the biographical information for Robert Kowit:

     "Ihab Salib Ihab Salib has been a portfolio manager of the Fund since July 2002. Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser. He has served as a portfolio manager of other funds managed by the Adviser since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in economics from Stony Brook University."

     Robert Kowit, Nick Ivanov, Steven F. Auth and Henry A. Frantzen remain as Portfolio Managers to the Fund.
























Investment Company Act File No. 811-3984
Cusip 31420G408
Cusip 31420G507
Cusip 31420G606
27548 (07/02)
                                                                   July 26, 2002